UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 19, 2014

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)

NEW JERSEY	0-11676	22-1463699
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

206 Van Vorst Street, Jersey City, New Jersey	07302
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[                ]          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[                ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[                ]          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

[                ]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                          Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Bel Fuse Inc. ("Bel" or the "Company") with the Securities and Exchange Commission (the "SEC") on June 24, 2014 (the "Original Form 8-K").  The Original Form 8-K reported, among other things, the completion by Bel on June 19, 2014 of its acquisition of the Power-One Power Solutions business of ABB Ltd. ("Power Solutions"), pursuant to the previously reported Stock Purchase Agreement (the "Agreement") with Power-One, Inc. ("Power-One") and PWO Holdings B.V. ("PWO Holdings" and, together with Power-One, collectively, the "Sellers").

This Current Report on Form 8-K/A amends and restates Item 9.01 of the Original Form 8-K to present certain financial statements of Power Solutions and to present certain unaudited pro forma financial statements of the Company in connection with the Company's acquisition of the Power-One Power Solutions business, which financial statements and unaudited pro forma financial statements are filed as exhibits hereto and are incorporated herein by reference. All of the other items in the Original Form 8-K remain the same and are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.
The following financial statements of Power Solutions are filed as Exhibit 99.1 to this Current Report on Form 8-K/A:
(i)  Audited combined financial statements as of December 29, 2013 (Successor) and December 30, 2012 (Predecessor), for the periods from July 26, 2013 – December 29, 2013 (Successor) and December 31, 2012 – July 25, 2013 (Predecessor), and for each of the years ended December 30, 2012 (Predecessor) and January 1, 2012 (Predecessor).
(ii) Unaudited combined financial statements as of March 30, 2014 (Successor) and December 29, 2013 (Successor) and for the three months ended March 30, 2014 (Successor) and March 31, 2013 (Predecessor).
(b) Pro Forma Financial Information
The following unaudited pro forma financial statements are filed as Exhibit 99.2 to this Current Report on Form 8-K/A:
(i)  The Company's balance sheet as of June 30, 2014 contained in the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2014, filed with the SEC on August 11, 2014, contains the information of Power Solutions as of June 30, 2014 and, accordingly, no other balance sheet is required.
(ii) Unaudited pro forma income statement for the year ended December 31, 2013 and the three months ended March 31, 2014.

(d)            Exhibits

Exhibit 23.1	Consent of Deloitte & Touche LLP.
Exhibit 99.1	Financial Statements of Power Solutions.
Exhibit 99.2	Pro Forma Financial Statements.
Exhibit 99.3	Press release of Bel Fuse Inc., dated June 20, 2014, is incorporated herein by reference to Exhibit 99.1 to the Original Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2014	BEL FUSE INC.
(Registrant)

By:	/s/ Daniel Bernstein
Daniel Bernstein
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit 23.1	Consent of Deloitte & Touche LLP.
Exhibit 99.1	Financial Statements of Power Solutions.
Exhibit 99.2	Pro Forma Financial Statements.
Exhibit 99.3	Press release of Bel Fuse Inc., dated June 20, 2014, is incorporated herein by reference to Exhibit 99.1 to the Original Form 8-K.